SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.  20549



                                 FORM 8-K



                              CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                   the Securities exchange Act of 1934



                     Date of Report:  October 1, 1998



                            LG&E ENERGY CORP.
          (Exact name of registrant as specified in its charter)

              Kentucky           1-10568          61 - 1174555
          (State or other      (Commission      (I.R.S. Employer
          jurisdiction of      File Number)   Identification No.)
           incorporation)



                           220 West Main Street
                              P.O. Box 32030
                           Louisville, KY 40232
                 (Address of principal executive offices)



                              (502) 627-2000
                     (Registrant's telephone number)

Item 5.  Other Events.

On October 1, 1998, Michael R. Whitley, Vice Chairman of the Board of Directors, President and Chief Operating Officer of LG&E Energy Corp. (the "Company") announced his retirement, effective November 1, 1998. Mr. Whitley is also retiring from the positions of Vice Chairman of the Board of Directors and Chief Operating Officer of Louisville Gas and Electric Company and Kentucky Utilities Company, two public utility subsidiaries of the Company.

A news release of the Company describing the above matter is filed with this report as Exhibit 99.01 and is incorporated herein by reference.

Item 7(c).  Exhibits Filed.

Exhibit
Number              Description

99.01               News Release dated as of October 1, 1998.


                                SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


LG&E ENERGY CORP.
Registrant


/s/ John R. McCall
John R. McCall
Executive Vice President, General
Counsel and Corporate Secretary


Date:  October 2, 1998


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

                               EXHIBIT INDEX

                             LG&E ENERGY CORP.

                        Current Report on Form 8-K
                           Dated October 1, 1998

                                 Exhibits


Exhibit No.         Description

99.01               News Release dated as of October 1, 1998.



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